SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 18, 2014

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24,016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information required by this Item 1.01 is set forth in Item 2.03 below in respect of the Notes, which are incorporated herein by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Roanoke Gas Company ("Roanoke"), the wholly-owned subsidiary of RGC Resources, Inc. ("Resources") had unsecured senior notes in the principal amounts of $5,000,000, $8,000,000 and $15,000,000 (the "Unsecured Senior Notes"). On September 18, 2014 and in connection with the financing previously reported on Resources' Current Report on Form 8-K filed August 4, 2014 and as further described in Item 2.03 below, Roanoke exercised its rights to early termination of the Unsecured Senior Notes and related interest rate swap agreements. Roanoke incurred a total of $2,237,961 of prepayment penalties and swap termination fees, which will be deferred as a regulatory asset and amortized into interest expense over the life of the new Notes.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As previously reported on Current Report on Form 8-K filed on August 4, 2014, herein incorporated by reference, Roanoke and The Prudential Insurance Company of America, Par U Hartford Life & Annuity Comfort Trust and Pruco Life Insurance Company of New Jersey, respectively, entered into a Note Purchase Agreement (“the Note Agreement”) under which Roanoke would issue an aggregate principal amount of $30.5 million of unsecured, Senior Notes (“Notes”) in accordance with the form of the Notes filed with the Note Agreement.
On September 18, 2014, the Notes were issued by Roanoke in favor of The Prudential Insurance Company Of America, Par U Hartford Life & Annuity Comfort Trust and Pruco Life Insurance Company Of New Jersey, each according to the forms of the Notes previously filed. The Notes are an unsecured obligation of Roanoke and bear an interest rate of 4.26% per annum. The unpaid principal balances of the Notes are due on September 18, 2034.
The Notes are attached as Exhibits 10.1, 10.2, and 10.3. The descriptions of the Note Agreement and Notes are qualified in their entireties by reference to the full text of such documents.
ITEM 9.01.    FINANCIAL STATEMENT AND EXHIBITS.

(d)    Exhibits.

10.1	4.26% Senior Guaranteed Notes due September 18, 2034 in the original principal amount of $15,250,000 in favor of The Prudential Insurance Company of America. Filed Herewith.

10.2	4.26% Senior Guaranteed Notes due September 18, 2034 in the original principal amount of $9,700,000 in favor of PAR U Hartford Life & Annuity Comfort Trust. Filed Herewith.

10.3	4.26% Senior Guaranteed Notes due September 18, 2034 in the original principal amount of $5,550,000 in favor of PRUCO Life Insurance Company of New Jersey. Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: September 23, 2014	By: /s/Paul W. Nester
Paul W. Nester
Vice President, Treasurer and CFO